Exhibit 99.2

Bonanza Creek Energy, Inc. and HighPoint Resources Announce Results of Special Stockholder Meetings

DENVER, March 12, 2021—(GLOBE NEWSWIRE)- Bonanza Creek Energy, Inc. (NYSE: BCEI) (the “Company” or “Bonanza Creek”) and HighPoint Resources Corporation (“HighPoint”) (NYSE: HPR) today announced the voting results of the Bonanza Creek and HighPoint special stockholder meetings in connection with the transactions pursuant to the Agreement and Plan of Merger, dated as of November 9, 2020, (the “Merger Agreement”) by and among Bonanza Creek, HighPoint and Boron Merger Sub, Inc. (the “Transaction”).

At the special meeting of Bonanza Creek stockholders held today, 99.8% of the shares of Bonanza Creek common stock voting at the special meeting (approximately 86.8% of the total outstanding shares) were cast in favor of the issuance of Bonanza Creek common stock in connection with the Transaction.

In response to HighPoint’s solicitation of votes from its stockholders to accept or reject a prepackaged plan of reorganization under Chapter 11 of the United States Bankruptcy Code (the “Prepackaged Plan”), over 99% of the HighPoint stock that was voted on the Prepackaged Plan voted to accept the Prepackaged Plan. In addition, in response to HighPoint’s solicitation of votes from holders of HighPoint Operating Corporation’s senior notes (“HighPoint Senior Notes”) to accept or reject the Prepackaged Plan, over 99% in aggregate principal amount of the HighPoint Senior Notes and over 90% of the holders of the HighPoint Senior Notes that voted on the Prepackaged Plan voted to accept the Prepackaged Plan. At the special meeting of HighPoint stockholders held today, (i) 99.2% of the shares of HighPoint common stock voting at the special meeting (approximately 54.4% of the total outstanding shares) were cast in favor of the Transaction (the “HighPoint out-of-court proposal”), and (ii) 93.3% of the shares of HighPoint common stock voting at the special meeting were cast in favor of the compensation that may be paid to HighPoint’s named executive officers in connection therewith (the “HighPoint compensation proposal”).

As previously announced, the conditions to Bonanza Creek’s exchange offer (the “Exchange Offer”) for the HighPoint Senior Notes were not satisfied at the expiration time, but sufficient votes were received from holders of HighPoint Senior Notes to accept the Prepackaged Plan. The HighPoint stockholders have also voted to accept the Prepackaged Plan. Since the Bonanza Creek stockholders have voted in favor of the issuance of Bonanza Creek common stock in connection with the Transaction, HighPoint may file voluntary petitions under Chapter 11 with the United States Bankruptcy Court for the District of Delaware (the “Court”) to effectuate the Prepackaged Plan and consummate the Transaction. The consummation of the Prepackaged Plan will be subject to confirmation by the Court in addition to other conditions set forth in the Prepackaged Plan, a transaction support agreement and related transaction documents.

About the Companies

Bonanza Creek Energy, Inc. is an independent oil and natural gas company engaged in the acquisition, exploration, development, and production of oil and associated liquids-rich natural gas in the Rocky Mountain region of the United States. The Company’s assets and operations are concentrated in rural, unincorporated Weld County, Colorado, within the Wattenberg Field, focused on the Niobrara and Codell formations. The Company’s common shares are listed for trading on the NYSE under the symbol: “BCEI.”

HighPoint Resources Corporation (NYSE: HPR) is a Denver, Colorado based company focused on the development of oil and natural gas assets located in the Denver-Julesburg Basin of Colorado. Additional information about HighPoint may be found on its website at www.hpres.com.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Merger”) between Bonanza Creek and HighPoint, which includes the commencement by Bonanza Creek and HighPoint of the Exchange Offer and related consent solicitation (the “Consent Solicitation”) and the simultaneous solicitation of the Prepackaged Plan. Communications in this document do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Merger, the Exchange Offer and Consent Solicitation or other aspect of the Transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Important Additional Information

In connection with the Transaction, Bonanza Creek and HighPoint have filed materials with the SEC, including (1) a definitive joint proxy statement/prospectus (“Joint Proxy Statement/Prospectus”), (2) a prospectus and consent solicitation statement with respect to the Exchange Offer and Consent Solicitation (the “Exchange Prospectus”), of which the Prepackaged Plan forms a part, (3) a Registration Statement on Form S-4, Registration No. 333-251401, with respect to the proposed business combination between Bonanza Creek and HighPoint (the “Merger Registration Statement”), of which the Joint Proxy Statement/ Prospectus forms a part, and (4) a Registration Statement on Form S-4, Registration No. 333-251402, with respect to the Exchange Offer and Consent Solicitation (together with the Merger Registration Statement, the “Registration Statements”), of which the Exchange Prospectus forms a part. The Registration Statements were declared effective by the SEC on February 9, 2021. On February 10, 2021, Bonanza Creek filed the Joint Proxy Statement/Prospectus and the Exchange Prospectus and began mailing the Joint Proxy Statement/Prospectus to the Company’s stockholders and sending the definitive form of the Exchange Prospectus to the holders of HighPoint Senior Notes. On February 10, 2021, HighPoint also filed a definitive proxy statement and began mailing the definitive proxy statement to its stockholders. This document is not a substitute for the Joint Proxy Statement/Prospectus, Exchange Prospectus or Registration Statements or for any other document that Bonanza Creek or HighPoint has filed or may file with the SEC and send to Bonanza Creek’s shareholders or HighPoint’s shareholders or debt holders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF BONANZA CREEK AND HIGHPOINT ARE URGED TO CAREFULLY AND THOROUGHLY READ THE EXCHANGE PROSPECTUS, JOINT PROXY STATEMENT/PROSPECTUS, AND REGISTRATION STATEMENTS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY BONANZA CREEK AND HIGHPOINT WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BONANZA CREEK, HIGHPOINT, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statements, Joint Proxy Statement/Prospectus and Exchange Prospectus, as each may be amended from time to time, and other relevant documents filed by Bonanza Creek and HighPoint with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Bonanza Creek will be available free of charge from Bonanza Creek’s website at www.bonanzacrk.com under the “For Investors” tab or by contacting Bonanza Creek’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by HighPoint will be available free of charge from HighPoint’s website at www.hpres.com under the “Investors” tab or by contacting HighPoint’s Investor Relations Department at (303) 312-8514 or lbusnardo@hpres.com.

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the Transaction, including any statements regarding the expected timetable for completing the Transaction, the results, effects, benefits and synergies of the Transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Bonanza Creek’s or HighPoint’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking”

statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the risk that a condition to closing of the Transaction may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the diversion of management time on Transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Bonanza Creek and HighPoint; the effects of the business combination of Bonanza Creek and HighPoint, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Transaction; the effects of commodity prices; the risks of oil and gas activities; the risks and unpredictability inherent in the bankruptcy process; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially can be found in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the SEC and available from the Company’s website at www.bonanzacrk.com under the “For Investors” tab, (ii) in other documents the Company files with the SEC and (iii) HighPoint’s Annual Report on Form 10-K for the year ended December 31, 2020 attached to the Company’s report on Form 8-K filed on March 1, 2021.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Bonanza Creek nor HighPoint assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

For further information contact:

Scott Landreth

Senior Director, Finance & Investor Relations and Treasurer

720-225-6679

slandreth@bonanzacrk.com